EXHIBIT 21

TXU CORP.

SUBSIDIARY HIERARCHY

Effective December 31, 2005

State or Country of Incorporation
TXU Corp.	Texas
TXU Australia (No. 2) Holdings Company	Delaware
TXU Asset Services Group Investment Company	Delaware
TXU Electric Delivery Company	Texas
TXU Electric Delivery Transition Bond Company LLC	Delaware
TXU US Holdings Investment Company LLC (1)	Delaware
TXU US Holdings Company	Texas
TXU Fuel Company (2)	Texas
TXU Energy Holdings Company	Texas
TXU Energy Company LLC (3)	Delaware
TXU Big Brown Management Company LLC	Delaware
TXU Big Brown Company LP	Texas
TXU Big Brown Lignite Management Company LLC	Delaware
TXU Big Brown Lignite Company LP	Texas
TXU DeCordova Management Company LLC	Delaware
TXU DeCordova Company LP	Texas
TXU Tradinghouse Management Company LLC	Delaware
TXU Tradinghouse Company LP	Texas
TXU Generation Management Company LLC	Delaware
TXU Generation Company LP	Texas
Fuelco LLC (4)	Delaware
TXU Renewables Management Company LLC	Delaware
TXU Renewables Investment Company LLC	Delaware
TXU Renewables Company LP	Texas
TXU Generation Services Company	Texas
Oak Grove Management Company LLC	Delaware
TXU Enterprise Holdings Company LLC	Delaware
TXU Collin Company LLC	Delaware
TXU Valley Company LLC	Delaware
TXU Energy Investment Company LLC	Delaware
TXU Energy Finance Company LLC	Delaware
TXU Mining Management Company LLC	Delaware
TXU Mining Company LP	Texas
TXU Big Brown Mining Management Company LLC	Delaware
TXU Big Brown Mining Company LP	Texas
TXU SESCO Company LLC	Texas
TXU SESCO Energy Services Company	Texas
TXU Energy Retail Management Company LLC	Delaware
TXU Energy Retail Company LP	Texas
TXU Portfolio Optimization Company LLC	Delaware
TXU Portfolio Management Company LP	Texas
TXU Energy Trading (California) Company	Texas
TXU Energy Trading Canada Limited	Canada
TXU ET Services Company	Texas

TXU Energy Solutions Management Company LLC	Delaware
TXU Energy Solutions Investment Company LLC	Delaware
TXU Energy Solutions Company LP	Texas
TXU Chilled Water Solutions Company	Texas
TXU SEM Company	Delaware
Wichita/Victory Ave. LLC	Texas
TXU Industries Company LLC	Delaware
TXU Properties Company	Texas
TXU Development Company	Texas
EDC Four Inc. (5)	Delaware
National Pipeline Company	Texas
TXU Holdings Company	Delaware
Communications License Holdings I, Inc	Texas
TXU Investment Company	Texas
Pinnacle One GP, LLC (6)	Delaware
Pinnacle One Partners, L.P. (7)	Delaware
Pinnacle I, Inc.	Delaware
Basic Resources Inc.	Texas
TXU Receivables Company	Delaware
TXU Finance (No. 2) Holdings Company	Delaware
TXU Vermont Insurance Company	Vermont
TXU Business Services Company	Texas
TXU CG Management Company LLC	Texas
TXU CG Holdings Company LP	Texas
TXU Gas Management Company LLC	Texas
TXU Gas Investment Company LLC	Delaware
TXU Gas Company LP	Texas
TXU Processing Company	Delaware
Lone Star Energy Services, Inc.	Texas
Oncor Utility Solutions (Texas) Company	Texas
Oncor Utility Solutions (North America) Company	Texas
ENS Holdings I, Inc.	Texas
ENS Holdings II, Inc.	Texas
ENS Holdings Limited Partnership (8)	Texas
Enserch SACROC, Inc. (9)	Texas
ENSERCH E&C Holdings, Inc.	Nevada
Ebasco Services of Canada Limited	Canada
ENSERCH E&C, Inc.	Nevada
Enserch Finance N.V.	Netherlands Antilles
Enserch Finance (II), Inc.	Texas
Enserch House, Inc.	Texas
Enserch International Investments Limited	Delaware
Humphreys & Glasgow Limited (L)	United Kingdom
Lavair Cogeneration Limited Partnership	Delaware

(1)	100% ownership of Class B non-voting common stock of TXU US Holdings Company

(2)	99.0% owned by TXU US Holdings Company, 1.0% owned by TXU Energy Holdings Company

(3)	99% owned by TXU US Holdings Company, 1% owned by TXU Energy Holdings Company

(4)	92% membership interest owned by TXU Generation Company LP

(5)	50% owned by TXU Development Company

(6)	90% owned by TXU Investment Company, 10% owned by TXU US Holdings Company

(7)	99.5% LP interest owned by TXU Investment Company, .5% GP interest owned by Pinnacle One GP, LLC

(8)	1% owned by ENS Holdings I, Inc., 99% owned by ENS Holdings II, Inc.

(9)	.035% owned by ENS Holdings Limited Partnership, 99.65% owned by Enserch Finance (II), Inc.

Except as noted above, the voting stock of each subsidiary company and their subsidiaries and affiliates is wholly owned (100%) by its parent or a wholly-owned affiliate.

Affiliates

State or County of Incorporation or Organization
ICMC Power Consortium, Inc. (1)	New York
EIP Holdings LLC (2)	Delaware

(1)	12.93% owned by TXU Development Company.

(2)	20% ($2.5M) membership interest owned by TXU Energy Trading Company, 20% ($2.5M) membership interest owned by TXU Portfolio Management Company LP.